UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2014

THERMO FISHER SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Wyman Street

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

(781) 622-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 3, 2014, pursuant to the Agreement and Plan of Merger, dated as of April 14, 2013 (the “Merger Agreement”), by and among Life Technologies Corporation (“Life Technologies”), Thermo Fisher Scientific Inc. (“Thermo Fisher”), and Polpis Merger Sub Co., an indirect wholly owned subsidiary of Thermo Fisher (“Merger Sub”), Merger Sub merged with and into Life Technologies (the “Merger”), with Life Technologies surviving the Merger as an indirect wholly owned subsidiary of Thermo Fisher. Pursuant to the Merger Agreement, each share of Life Technologies common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned by (i) Thermo Fisher, Life Technologies, or any of their respective wholly owned subsidiaries or (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) was converted into the right to receive $76.1311786 in cash, without interest (the “Merger Consideration”). The aggregate Merger Consideration payable to a holder of Life Technologies common stock will be rounded to the nearest whole cent.

The Merger Consideration was funded with the net proceeds received from settlement of the previously disclosed equity forward sale agreements entered into by Thermo Fisher in June 2013, the net proceeds from the closing of the Investment (as defined below), borrowings under Thermo Fisher’s 3-year unsecured term loan facility, the net proceeds received from Thermo Fisher’s public offering of senior notes in December 2013, borrowings under Thermo Fisher’s commercial paper facility and cash on hand.

As a result of the Merger, each vested and unvested outstanding stock option under Life Technologies’ equity plans was canceled in exchange for the right to receive an amount in cash, less any applicable withholding taxes, equal to the excess of the Merger Consideration over the exercise price for such stock option. Certain outstanding restricted stock unit awards under Life Technologies’ equity plans that were scheduled to vest prior to January 1, 2015 based solely on the continued service of the holder and certain restricted stock unit awards granted in 2013 that are nonqualified deferred compensation vested and were converted into the right to receive an amount in cash with respect to each such restricted stock unit award, less any applicable withholding taxes, equal to the Merger Consideration, payable in accordance with the terms of the applicable equity award agreement. Certain outstanding restricted stock unit awards under Life Technologies’ equity plans, including those that are scheduled to vest after January 1, 2015 based solely on the continued service of the holder, certain restricted stock unit awards granted other than in 2013 that are nonqualified deferred compensation and certain restricted stock unit awards granted to newly-hired employees and employees promoted based on job performance in the ordinary course of business consistent with past practice between the date of the Merger Agreement and the consummation of the Merger, have been assumed by Thermo Fisher and converted into the right to receive an amount in cash with respect to each such restricted stock unit award, less any applicable withholding taxes, equal to the Merger Consideration, and will vest and become payable following the Merger in accordance with the terms of the applicable equity award agreement. Each outstanding restricted stock unit award under Life Technologies’ equity plans that is subject to performance-based vesting vested in full as of the Effective Time of the Merger at the performance level determined in accordance with the terms of the applicable equity award agreement and was canceled in exchange for the right to receive an amount in cash, less any applicable withholding taxes, equal to the Merger Consideration, payable in accordance with the terms of the applicable award agreement. Each outstanding cash-based performance unit vested and became payable (less any applicable withholding taxes) as of the Effective Time of the Merger at the performance level determined in accordance with the terms of the applicable award agreement, less any applicable withholding taxes. In addition, each stock unit credited to a participant’s account in Life Technologies’ deferred compensation plan vested and was converted into the right to receive an amount in cash, less any applicable withholding taxes, equal to the Merger Consideration, and all other amounts deferred will be distributed, in each case, in accordance with the terms of Life Technologies’ deferred compensation plan.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1.

Item 3.02	Unregistered Sales of Equity Securities.

On February 3, 2014, pursuant to a previously disclosed Subscription Agreement (the “Subscription Agreement”) dated November 14, 2013, Thermo Fisher completed the private placement of 5,271,481 shares of its common stock, par value $1.00 per share (the “Investment”), to Temasek, via its wholly owned subsidiary, Maxwell (Mauritius) Pte Ltd. for gross proceeds of $500,000,000, at a price of $94.85 per share. The proceeds from the Investment were used to fund the acquisition of Life Technologies. The foregoing descriptions of the Subscription Agreement and the Investment do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement and the Investment which are described in Thermo Fisher’s Current Report on Form 8-K filed on November 15, 2013, which descriptions are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 3, 2014, Thermo Fisher issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b) Pro forma financial information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 14, 2013, by and among Life Technologies Corporation, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co. (attached as Exhibit 2.1 to Thermo Fisher’s Current Report on Form 8-K filed on April 16, 2013 and incorporated herein by reference).

Exhibit 99.1	Press Release of Thermo Fisher Scientific Inc., dated February 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2014

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth H. Hoogasian
Name:	Seth H. Hoogasian
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 14, 2013, by and among Life Technologies Corporation, Thermo Fisher Scientific Inc., and Polpis Merger Sub Co. (attached as Exhibit 2.1 to Thermo Fisher’s Current Report on Form 8-K filed on April 16, 2013 and incorporated herein by reference).

Exhibit 99.1	Press Release of Thermo Fisher Scientific Inc., dated February 3, 2014.